UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21290

Neiman Funds
(Exact name of registrant as specified in charter)

6631 Main Street, Williamsvillie, NY 14221
(Address of principal executive offices)(Zip code)

Harvey Neiman
6631 Main Street, Williamsvillie, NY 14221
(Name and address of agent for service)

Registrant's telephone number, including area code: (716) 633-1515

Date of fiscal year end: March 31

Date of reporting period: March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Neiman Large Cap Value Fund

ANNUAL REPORT March 31, 2010

Neiman Large Cap Value Fund Annual Report May 2010

Dear Shareholders:

     As of March 31, 2010, the Neiman Large Cap Value Fund (symbol NEIMX) completed its seventh year in operation. This annual report covers the most recent fiscal year, April 1, 2009 through March 31, 2010.

     During the last twelve months, our country witnessed the first full year of our new president, as well as a substantial recovery by the stock market. However, many sectors of our economy, to this day, still feel the ill effects of the dramatic downturn in our financial stability. Many people feel we have a long way to go before we fully recover from our greatest economic setback since the depression of the 1930s.

     During the past fiscal year, the Adviser to the Fund changed from Neiman Capital Management LLC, to Neiman Funds Management LLC. Under the new fund adviser, the portfolio managers of the Neiman Large Cap Value Fund remain the same, Harvey Neiman and Dan Neiman, but the new advisory firm now has additional portfolio managers ready to operate portfolios of additional mutual funds expected to be added to the Neiman Funds family.

     The Neiman Large Cap Value Fund enjoyed substantial participation in the stock market recovery over the past year. The broad market, as measured by the S&P 500 Index, enjoyed a greater rate of return than did our Fund, because our Fund managers put protection of our shareholders ahead of gambling on timing the recovery. We kept larger percentages than usual in cash for a substantial period, waiting until we felt comfortable returning to high levels of stock investment. As a result, we enjoyed a strong upswing in the Fund's returns during the past year, just not as high as the benchmark index.

     During the twelve month period from March 31, 2009, through March 31, 2010, the total return of the Neiman Large Cap Value Fund was up 26.87% . The total return of the S&P 500 Index for the same period was up 49.72% . Some investors will criticize us because we did not perform as well as our benchmark. However, if the Fund is down less than the benchmark during down periods, we are willing to give up some of the upside during good times, to try to protect our shareholders when markets are negative.

     We are pleased to report that during the past year Neiman Large Cap Value Fund maintained its 5-Star ranking awarded by Morningstar™, its highest mutual fund ranking. As we stated last year, we are very proud of that ranking, and we will do our utmost to continue to qualify for it. There were several instances during the past year when the Fund was ranked highly based on average annualized returns for prior 3-year and 5-year periods. During shorter measuring periods, such as the prior 1-year period, the Fund did not rank as high, compared to other funds in its category. The strength of the Fund has been during market downturns, and over longer time frames.

     In summary, if we can participate substantially during up markets, while protecting our shareholders better than most during down markets, we feel we are performing according to the stated purpose of the Fund.

2010 Annual Report 1

 Thank you for your investment in the Neiman Large Cap Value Fund. We hope for continued improvement in our economy and for strong capital appreciation in the Fund. We will always make safety of our shareholders' investments our top priority.

Harvey Neiman	Dan Neiman
President	Portfolio Manager

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling toll free (877) 385-2720. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus on this website or by calling toll free (877) 385-2720. For funds with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. An overall rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating Metrics as of the date stated. As of 4/30/10 the number of funds in the Large Value category tracked by Morningstar was 1127 for the 3 year period and Overall Ranking and 948 for the 5 year period. Performance would have been lower if fees had not been waived. The Fund does not have a 10 year rating.

     Neiman Large Cap Value Fund
by Sectors (as a percentage of Net Assets)
(Unaudited)

2010 Annual Report 2

NEIMAN LARGE CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL TOTAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2010

3/31/10 NAV $19.27

				Since
	1 Year(A)	3 Years(A)	5 Years(A)	Inception(A)
Neiman Large Cap Value Fund	26.87%	(0.87)%	4.14%	4.42%
S&P 500(B)	49.72%	(4.15)%	1.92%	6.79%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Inception date of the Neiman Large Cap Value Fund was April 1, 2003.

(B)The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-385-2720.

2010 Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC's Web site at http://www.sec.gov. Each Form N-Q filed by the Fund may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Neiman Funds Management LLC, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.neimanfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-877-385-2720). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on October 1, 2009 and held through March 31, 2010.

     The first line of the table below provides information about actual account values and actual expenses. To estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	October 1, 2009
	October 1, 2009	March 31, 2010	to March 31, 2010

Actual	$1,000.00	$1,080.76	$9.13

Hypothetical	$1,000.00	$1,016.29	$8.85
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

2010 Annual Report 4

Neiman Large Cap Value Fund

		Schedule of Investments
		March 31, 2010
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Accident & Health Insurance
4,000	AFLAC Inc.	$ 217,160	1.57%
Agriculture Chemicals
4,000	Mosaic Co. +	243,080	1.76%
Air Courier Services
2,000	FedEx Corporation +	186,800	1.35%
Aircraft Engines & Engine Parts
4,000	United Technologies Corp. +	294,440	2.13%
Canned, Frozen & Preserved Fruit, Veg & Food Specialties
7,000	HJ Heinz Co. +	319,270	2.31%
Computer & Office Equipment
6,000	Hewlett-Packard Company +	318,900	2.30%
Crude Petroleum & Natural Gas
1,500	Apache Corp. +	152,250
3,500	Noble Energy, Inc. +	255,500
5,500	Occidental Petroleum Corporation +	464,970
		872,720	6.30%
Electric Services
7,000	American Electric Power Co. Inc.	239,260
3,500	Entergy Corp. +	284,725
6,000	Southern Co.	198,960
		722,945	5.22%
Electronic & Other Electrical Equipment (No Computer Equipment)
7,000	Emerson Electric Co.	352,380	2.54%
Fats & Oils
13,000	Archer Daniels Midland Co.	375,700	2.71%
Fire, Marine & Casualty Insurance
6,500	The Chubb Corporation +	337,025
4,000	The Travelers Companies, Inc.	215,760
		552,785	3.99%
Food and Kindred Products
6,000	Kraft Foods Inc. +	181,440	1.31%
Gas & Other Services Combined
5,500	Sempra Energy +	274,450	1.98%
Hospitals & Medical Service Plans
7,000	Aetna Inc. +	245,770
4,000	UnitedHealth Group, Inc. +	130,680
		376,450	2.72%
Men's & Boy's Furnishings, Work Clothing & Allied Garment
4,000	VF Corp. +	320,600	2.32%
Oil & Gas Field Machinery & Equipment
5,000	Baker Hughes Inc. +	234,200
5,000	National Oilwell Varco, Incorporated +	202,900
		437,100	3.16%
Oil, Gas Field Services, NBC
7,800	Schlumberger Limited +	494,988	3.57%
Petroleum Refining
6,000	Chevron Corp. +	454,980
3,000	Murphy Oil Corporation	168,570
6,400	Suncor Energy Inc. (Canada)	208,256
		831,806	6.01%
Railroads, Line-Haul Operating
5,000	Canadian National Railway Company + (Canada)	302,950
6,000	Norfolk Southern Corp. +	335,340
		638,290	4.61%

+ Portion or all of the Security is pledged as collateral for call options written. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 5

Neiman Large Cap Value Fund

		Schedule of Investments
		March 31, 2010
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Retail - Department Stores
6,000	J. C. Penney Company, Inc. +	$ 193,020	1.39%
Retail - Eating Places
7,000	McDonald's Corp.	467,040	3.37%
Retail - Variety Stores
6,500	Costco Wholesale Corp.	388,115
3,000	Wal-Mart Stores Inc.	166,800
		554,915	4.01%
Rubber & Plastic Footwear
6,000	Nike Inc. +	441,000	3.19%
Search, Detection, Navigation, Guidance, Aeronautical Systems
4,500	Raytheon Company +	257,040	1.86%
Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics
7,000	Procter & Gamble Co. +	442,890	3.20%
Tobacco Products
8,000	Altria Group Inc.	164,160
5,000	Philip Morris International, Inc. +	260,800
		424,960	3.07%
Wholesale-Drugs Properties & Druggists' Sundries
6,000	McKesson Corporation +	394,320	2.85%
Total for Common Stocks (Cost $9,241,815)		11,186,489	80.80%
EXCHANGE TRADED FUNDS
2,000	DIAMONDS Trust, Series 1 +	217,220	1.57%
Total for Exchange Traded Funds (Cost $198,350)
Money Market Funds
	Fidelity Money Market Pt Cl Select 0.18% ***	3,869,367
Total for Money Market Funds (Cost $3,869,367)		3,869,367	27.95%
	Total Investments	15,273,076	110.32%
	(Cost $13,309,533)
	Liabilities in Excess of Other Assets	(1,428,831)	-10.32%
	Net Assets	$ 13,844,245	100.00%

+ Portion or all of the Security is pledged as collateral for call options written. *** Variable Rate Security; The Yield Rate shown represents the rate at March 31, 2010.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 6

Neiman Large Cap Value Fund

	Schedule of Written Options
	March 31, 2010
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call
Aetna Inc. *
April 2010 Calls @ 37.00	1,000	$ 220
July 2010 Calls @ 34.00	2,000	6,200
		6,420
Apache Corp. *
April 2010 Calls @ 110.00	1,500	225
Baker Hughes Inc. *
April 2010 Calls @ 50.00	2,000	500
July 2010 Calls @ 55.00	2,000	1,500
		2,000
Canadian National Railway Company *
July 2010 Calls @ 60.00	2,000	6,000
Chevron Corp. *
September 2010 Calls @ 80.00	2,000	3,860
The Chubb Corporation *
October 2010 Calls @ 55.00	2,000	3,100
DIAMONDS Trust, Series 1 *
April 2010 Calls @ 106.00	1,000	2,980
Entergy Corp. *
June 2010 Calls @ 80.00	2,000	7,000
FedEx Corporation *
April 2010 Calls @ 90.00	2,000	8,200
Hewlett-Packard Company *
May 2010 Calls @ 55.00	1,000	800
August 2010 Calls @ 55.00	2,000	4,140
		4,940
HJ Heinz Co. *
September 2010 Calls @ 47.00	2,000	2,600
J. C. Penney Company, Inc. *
May 2010 Calls @ 30.00	2,000	5,700
Kraft Foods Inc. *
June 2010 Calls @ 30.00	2,000	2,480
McKesson Corporation *
May 2010 Calls @ 65.00	2,000	5,800
Mosaic Co. *
June 2010 Calls @ 70.00	2,000	2,920
National Oilwell Varco, Incorporated *
May 2010 Calls @ 50.00	1,000	100
May 2010 Calls @ 55.00	1,000	50
		150
Nike Inc. *
April 2010 Calls @ 70.00	1,000	3,500
July 2010 Calls @ 70.00	2,000	11,200
		14,700
Noble Energy, Inc. *
May 2010 Calls @ 80.00	2,000	1,800
Norfolk Southern Corp. *
June 2010 Calls @ 55.00	2,000	6,000
Occidental Petroleum Corporation *
May 2010 Calls @ 85.00	2,000	6,000
Philip Morris International, Inc. *
June 2010 Calls @ 50.00	2,000	6,700
Procter & Gamble Co. *
July 2010 Calls @ 65.00	2,000	2,260

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 7

Neiman Large Cap Value Fund

	Schedule of Written Options
	March 31, 2010
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Raytheon Company *
August 2010 Calls @ 60.00	2,000	$ 2,400
Schlumberger Limited *
May 2010 Calls @ 75.00	1,000	160
May 2010 Calls @ 80.00	2,000	100
		260
Sempra Energy *
July 2010 Calls @ 50.00	2,000	4,200
UnitedHealth Group, Inc. *
June 2010 Calls @ 37.00	2,000	820
United Technologies Corp. *
May 2010 Calls @ 70.00	2,000	9,280
VF Corp. *
May 2010 Calls @ 80.00	1,000	2,700
August 2010 Calls @ 85.00	2,000	4,100
		6,800
Total (Premiums Received $108,050)		$ 125,595

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2010 Annual Report 8

Neiman Large Cap Value Fund

Statement of Assets and Liabilities
March 31, 2010
Assets:
Investment Securities at Fair Value	$ 15,273,076
(Cost $13,309,533)
Cash	9,122
Receivables:
Dividends and Interest	21,350
Fund Shares Sold	1,002
Total Assets	15,304,550
Liabilities
Securities Purchased	1,299,178
Covered Call Options Written at Fair Value (Premiums Received $108,050)	125,595
Accrued Fund Accounting and Transfer Agency Fees	2,224
Accrued Management Fees	8,045
Other Accrued Expenses	25,263
Total Liabilities	1,460,305
Net Assets	$ 13,844,245
Net Assets Consist of:
Paid In Capital	14,133,095
Accumulated Undistributed Net Investment Income	53,392
Realized Gain (Loss) on Investments and Options Written - Net	(2,288,240)
Unrealized Appreciation (Depreciation) in Value
of Investments and Options Written Based on Identified Cost - Net	1,945,998
Net Assets, for 718,592 Shares Outstanding	$ 13,844,245
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($13,844,245/718,592 shares)	$ 19.27

Statement of Operations
For the fiscal year ended March 31, 2010
Investment Income:
Dividends (Net of foreign withholding tax of $1,520)	$ 273,454
Interest	13,635
Total Investment Income	287,089
Expenses:
Investment adviser fees	133,549
Transfer agent fees & accounting fees	30,000
Registration expense	24,999
Administration fees	24,002
Audit fees	17,520
Legal fees	17,340
Custody fees	12,894
Miscellaneous expense	4,894
Printing and postage expense	4,894
Compliance officer expense	4,000
Trustees fees	3,000
Insurance expense	2,493
Total Expenses	279,585
Less:
Expense Waiver / Expense Reimbursement	(45,874)
Net Expenses	233,711
Net Investment Income	53,378

Realized and Unrealized Gain (Loss) on Investments & Options Written:
Realized Gain (Loss) on Investments	(172,839)
Realized Gain (Loss) on Options Written	210,326
Change In Unrealized Appreciation/(Depreciation) on Investments	3,120,381
Change In Unrealized Appreciation/(Depreciation) on Options Written	(57,260)
Net Realized and Unrealized Gain (Loss) on Investments & Options Written	3,100,608

Net Increase (Decrease) in Net Assets from Operations	$ 3,153,986

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 9

Neiman Large Cap Value Fund

Statements of Changes in Net Assets
	4/1/2009	4/1/2008
	to	to
	3/31/2010	3/31/2009
From Operations:
Net Investment Income	$ 53,378	$ 86,561
Net Realized Gain/(Loss) on Investments	(172,839)	(2,999,466)
Net Realized Gain on Options Written	210,326	676,293
Change in Net Unrealized Appreciation (Depreciation)
on Investments and Options Written	3,063,121	(1,176,859)
Increase/(Decrease) in Net Assets from Operations	3,153,986	(3,413,471)
From Distributions to Shareholders:
Net Investment Income	(86,547)	(10,833)
Net Realized Gain from Security Transactions	0	(80,039)
Change in Net Assets from Distributions	(86,547)	(90,872)
From Capital Share Transactions:
Proceeds From Sale of Shares	4,094,860	13,545,926
Shares Issued on Reinvestment of Dividends	86,492	90,872
Cost of Shares Redeemed	(5,022,962)	(2,952,241)
Net Increase (Decrease) from Shareholder Activity	(841,610)	10,684,557
Net Increase (Decrease) in Net Assets	2,225,829	7,180,214
Net Assets at Beginning of Period	11,618,416	4,438,202
Net Assets at End of Period (Including Accumulated	13,844,245$	11,618,416$
Undistributed Net Investment Income of $53,392 and $10,849)
Share Transactions:
Issued	238,431	726,990
Reinvested	5,297	4,221
Redeemed	(285,071)	(175,175)
Net Increase (Decrease) in Shares	(41,343)	556,036
Shares Outstanding at Beginning of Period	759,935	203,899
Shares Outstanding at End of Period	718,592	759,935

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2009	4/1/2008	4/1/2007	4/1/2006	4/1/2005
	to	to	to	to	to
	3/31/2010	3/31/2009	3/31/2008	3/31/2007	3/31/2006
Net Asset Value -
Beginning of Period	$ 15.29	$ 21.77	$ 22.17	$ 21.00	$ 20.65
Net Investment Income **	0.07	0.18	0.25	0.23	0.26
Net Gains or Losses on Securities
(realized and unrealized)	4.02	(6.43)	1.55	2.88	1.55
Total from Investment Operations	4.09	(6.25)	1.80	3.11	1.81
Distributions (From Net Investment Income)	(0.11)	(0.03)	(0.22)	(0.22)	(0.26)
Distributions (From Capital Gains)	0.00	(0.20)	(1.98)	(1.72)	(1.20)
Total Distributions	(0.11)	(0.23)	(2.20)	(1.94)	(1.46)
Net Asset Value -
End of Period	$ 19.27	$ 15.29	$ 21.77	$ 22.17	$ 21.00
Total Return ***	26.87%	(29.04)%	8.20%	15.18%	9.19%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	13,844	11,618	4,438	2,846	2,109
Before Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	2.09%	2.49%	3.55%	4.46%	5.69%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.22%	-0.66%	-1.65%	-2.67%
After Waiver/Reimbursement
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.96%	1.14%	1.06%	1.27%
Portfolio Turnover Rate	74.34%	101.01%	80.43%	116.86%	79.81%

** Based on Average Shares Outstanding.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

2010 Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS NEIMAN LARGE CAP VALUE FUND March 31, 2010

1.) ORGANIZATION:
Neiman Large Cap Value Fund (the "Fund") is a non-diversified series of the Neiman Funds (the "Trust"), an open-end management investment company. The Trust was organized in Ohio as a business trust on January 3, 2003 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, there is only one series authorized by the Trust. Neiman Funds Management LLC is the advisor to the Fund (the "Adviser"). The Fund commenced operations on April 1, 2003. The Fund's investment objective is to seek long-term capital appreciation. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in note 3.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2006 -2008), or expected to be taken in the Fund’s 2009 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchases are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2010 Annual Report 11

Notes to the Financial Statements - continued

SUBSEQUENT EVENTS:
Management has evaluated subsequent events through the date the financial statements were issued and determined there were no material subsequent events.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including exchange traded funds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a long security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money markets. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Short positions (including options written). Short positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these short positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, a short position, including a written option, is valued at its last ask price except when, in the Adviser’s opinion, the last ask price does not accurately reflect the current value of the short position. When an ask price is used for valuation or when the security is not actively traded, those securities are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing

2010 Annual Report 12

Notes to the Financial Statements - continued

service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Trustees have determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of March 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$11,186,489	$0	$0	$11,186,489
Exchange Traded Funds	217,220	0	0	217,220
Money Market Funds	3,869,367	0	0	3,869,367
Total	$15,273,076	$0	$0	$15,273,076

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$125,595	$0	$125,595
Total	$0	$125,595	$0	$125,595

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the fiscal year ended March 31, 2010.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund entered into an Investment Advisory Agreement with Neiman Capital Management, LLC (the “Predecessor Adviser”) for the period of April 1, 2009 through April 30, 2010. On November 30, 2009, shareholders of the Fund approved a new management agreement with the Adviser. As of that date, the Adviser replaced Neiman Capital Management LLC as the investment adviser of the Fund. Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust.

Following the change in investment adviser, the annual management fee remained at 1.00% of the Fund’s average daily net assets. For the fiscal year ended March 31, 2010, the Adviser and the Predecessor Adviser earned management fees totaling $133,549 before the waiver of management fees and reimbursement of expenses described below. The Adviser and the Predecessor Adviser agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, indirect expenses (such as expenses of other investment companies in which the Fund invests) and extraordinary expenses) at 1.75% of the Fund’s average daily net assets. The Adviser is currently waiving and/or reimbursing expenses through July 31, 2012. For the fiscal year ended March 31, 2010, the Adviser and the Predecessor Adviser waived fees and/or reimbursed expenses totaling $45,874. The Fund owed the Adviser $8,045 at March 31, 2010. Certain officers and directors of the Adviser are also officers and/or Trustees of the Trust.

5.) CAPITAL STOCK
The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at March 31, 2010 was $14,133,095, representing 718,592 shares outstanding.

6.) INVESTMENT TRANSACTIONS
For the fiscal year ended March 31, 2010, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $9,168,953 and

2010 Annual Report 13

Notes to the Financial Statements - continued

$7,531,795, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of securities owned at March 31, 2010 was $13,685,307, and premiums received from options written was $108,050.

At March 31, 2010, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments (including open positions in written options) on a tax basis was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$2,022,553	($452,329)	$1,570,224

The differences between book basis and tax basis unrealized appreciation are attributable to the deferral of wash sales, post-October losses and straddle adjustments.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2010, National Financial Services LLC, for the benefit of its customers, owned, in the aggregate, 65.33% of the Fund, and therefore may be deemed to control the Fund.

8.) WRITTEN OPTIONS
As of March 31, 2010, Fund portfolio securities valued at $3,603,330 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the fiscal year ended March 31, 2010 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at March 31, 2009	889	$290,461
Options written	1,970	$350,582
Options terminated in closing purchase transactions	(81)	($17,115)
Options expired	(938)	($204,557)
Options exercised	(1,225)	($311,321)
Options outstanding at March 31, 2010	615	$108,050

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	($125,595)

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended March 31, 2010 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Call Options	Realized Gain		Change In Unrealized
Written	(Loss) on Options	$210,326	Appreciation/(Depreciation)	($57,260)
	Written		on Options Written

The selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

9.) DISTRIBUTIONS TO SHAREHOLDERS
There were distributions paid on June 29, 2009 of which $0.1085 per share was paid from net investment income.

The tax character of distributions was as follows:

2010 Annual Report 14

Notes to the Financial Statements - continued

Distributions paid from:

	Year ended	Year ended
	March 31, 2010	March 31, 2009
Ordinary Income:	$ 86,547	$ 10,833
Short-term Capital Gain:	0	77,209
Long-term Capital Gain:	0	2,830
	$ 86,547	$ 90,872

As of March 31, 2010, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$53,392
Undistributed long-term capital gain/(accumulated losses)	(1,912,466)
Unrealized appreciation/(depreciation) - net	1,570,224
$ (288,850)

The differences between book basis and tax basis unrealized depreciation are attributable to the tax deferral of losses on wash sales, post-October losses and straddle adjustments. The Fund elected to defer post-October losses in the amount of $178,070.

10.) LOSS CARRYFORWARDS
At March 31, 2010 the Fund had available for federal tax purposes an unused capital loss carry-forward of $1,912,466, of which $1,353,492 expires in 2017 and $558,974 expires in 2018. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount that is offset will not be distributed to shareholders.

2010 Annual Report 15

ADDITIONAL INFORMATION (Unaudited)

1.)APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On September 24, 2009 the Board of Trustees (the “Trustees”) considered the approval of the Management Agreement (the “Agreement”) between Neiman Funds Management LLC and Neiman Funds. The Trustees noted that the principals of Neiman Capital Management, LLC (the "Predecessor Adviser") formed Neiman Funds Management LLC (the "Adviser") with the intention to serve as an investment adviser to registered investment companies, such as the Trust. As a result, the Adviser and the Predecessor share employees and the portfolio managers employed by the Predecessor Adviser will continue to manage the Fund as employees of the Adviser. In reviewing the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

The Trustees discussed the background and investment management experience of the Adviser's professional staff, noting that the Adviser's portfolio managers are the same portfolio managers that managed the Fund pursuant to an Investment Advisory Agreement between the Fund and the Predecessor Adviser. The Trustees reviewed the historical performance of the portfolio managed by the Adviser, and the growth of assets in the preceding year. As for the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The representatives of the Adviser reviewed and discussed with the Trustees its ADV and summarized the information provided to the Trustees regarding the investment personnel of the Adviser. They also reviewed the Adviser's financial information and discussed the firm's ability to meet its obligations under the Agreement. The Trustees concluded that the nature and extent of the services to be provided by the Adviser were consistent with their expectations, and that the quality of services previously provided to the Fund, particularly those provided by the portfolio managers, had been exceptional. The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

As to the cost of the services to be provided and the profits to be realized by Neiman Funds Management from the relationship with the Fund, it was noted that the Adviser has agreed to subsidize the Fund in order to limit expenses to 1.75% . Materials submitted by management showed that Neiman Capital has waived fees or reimbursed Fund expenses to limit Fund operating expenses to 1.75%, resulting in a slight profit to the Neiman Capital on its relationship with the Fund. Neiman Funds Management will continue to limit Fund operating expenses and expects to make similar profits in the near term. The Trustees discussed the Adviser’s financial condition.

Turning to the level of adviser fees and total Fund operation expenses, the Trustees reviewed the audited expense ratio of the Fund compared to other mutual funds with similar investment objectives and asset levels and noted that the audited expense ratio of 1.75% was above the category average of 1.50%, but within the range of its peers. The Trustees then reviewed the management fee ratio of the Fund compared its peer group and noted that the management fee ratio of 1.00% was above the category average of 0.72%, but at the same level as several other funds in the peer group. The Trustees recognized the expense ratio was higher than average and the management fee was at the top end of the peer group; however, they also recognized that the Adviser will continue capping fund expenses and expects to be only slightly profitable. Further, the Trustees recognized that Fund performance has exceeded that of the peer group for the 12-month and 3-year period ended June 30, 2009 and that the Adviser is committed to reducing fees as economies of scale are realized.

Next, the independent Trustees met in executive session to discuss the approval of the Advisory contracts. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Trustees' consensus (including a majority of the independent Trustees) that the fee to be paid to the Adviser, pursuant to the Agreement, was reasonable, that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interest of the Fund's shareholders.

2010 Annual Report 16

Additional Information - continued

2.) SHAREHOLDER PROXY VOTE
At a special meeting of shareholders, held on November 30, 2009, shares were voted as follows on the proposals presented to shareholders:

1. To approve a new Investment Advisory Agreement between Neiman Funds Management LLC and the Trust relating to the Neiman Large Cap Value Fund:

For	Against	Abstained
377,203	8,501	2,267

2. To elect Michael Lomas to the Board of Trustees of the Trust to serve until the next annual meeting or until his successor is elected and qualified:

For	Against	Abstained
697,852	20,538	3,142

The following incumbent Trustees continue to serve on the Board of Trustees: Harvey Neiman, Darla Clark, Suzanne Cowan Dimeff and Luke Fairfield. Information on the Trustees and executive officers of the Fund can be found on page 21.

2010 Annual Report 17

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2010 Annual Report 18

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2010 Annual Report 19

Cohen Fund Audit Services, Ltd. Certified Public Accountants	800 Westpoint Pkwy, Ste 1100 Westlake, Ohio 44145 Phone: (440) 835-8500 Fax: (440) 835-1093 www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees Neiman Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Neiman Funds, comprising the Neiman Large Cap Value Fund (the "Fund") as of March 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neiman Large Cap Value Fund as of March 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD. Westlake, Ohio May 27, 2010

2010 Annual Report 20

TRUSTEES AND OFFICERS - Unaudited

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors chosen and qualified. The SAI includes additional information about the Fund’s Trustees and Officers is available, without charge upon request, by calling 1-877-385-2720. The Trustees and Officers of Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held by
and Age	Trust		During	Overseen by	Trustee or
			Past 5 Years	Trustee	Officer

Harvey Neiman(2), 66	President	Since 2003	Neiman Capital Management LLC,	1	None
	and Trustee		Portfolio Manager (1999 – 2009).
Neiman Funds Management LLC,
Portfolio Manager (2009-Present).

Michael Lomas(2), 35	Trustee	Since 2009	NEXT Financial Group, Division	1	None
Manager and Registered
Representative (2000-Present);
Financials Guys LLC, Co-
owner/Co-founder (2000-Present);
Independent Solutions Wealth
Management, LLC, President
(2007-Present). Neiman Funds
Management LLC, Business
Development (2009-Present).

Daniel Neiman(2), 33	Treasurer,	Since	Neiman Capital Management LLC,	N/A	N/A
	Secretary	2003(Chief	Portfolio Manager (1999 – 2009).
	and Chief	Compliance	Neiman Funds Management LLC,
	Compliance	Officer Since	Portfolio Manager (2009-Present).
	Officer	2004)

(1)The address of each trustee and officer is c/o Neiman Funds, 6631 Main Street, Williamsvillie, NY, 14221.
(2)Harvey Neiman, Michael Lomas, and Daniel Neiman are considered to be "interested persons" as defined in Section 2(a)(19) of the
Investment Company Act of 1940 by virtue of their affiliation with the Adviser. Harvey Neiman is Daniel Neiman’s father.

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(3),	with the	Time Served	During	Overseen by	Held by
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

Darla Clark, 59	Independent	Since 2003	Bank Officer, Senior Vice	1	None
	Trustee		President of Regents Bank (2001-
Present); Bank Officer Scripps
Bank (1995-2001).

Suzanne Cowan Dimeff,	Independent	Since 2003	Attorney at Dimeff Law Offices,	1	None
57	Trustee		Tax & Estate Planning Attorney
(2000-Present); Attorney at Casey-
Gerry Reed and Schenk Law Firm
(1989-1999).

Luke Fairfield, 33	Independent	Since 2003	Chief Financial Officer/Controller	1	None
	Trustee		at Southwest Greens, a
Construction Co. (2002-Present);
Certified Public Accountant /
Supervisor at Considine &
Considine, a Certified Public
Accounting Firm (1998-2002).

(3)The address of each trustee is c/o Neiman Funds, 6631 Main Street, Williamsvillie, NY, 14221.

2010 Annual Report 21

Board of Trustees
Darla Clark
Suzanne Cowan Dimeff
Luke Fairfield
Michael Lomas
Harvey Neiman

Investment Adviser
Neiman Funds Management LLC
6631 Main Street
Williamsvillie, NY 14221

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Dr., Ste 400
Broadview Hts, OH 44147

Custodian
U.S. Bank, NA
425 Walnut Street
P.O. Box 1118
Cincinnati, OH 45201

Fund Administrator
Premier Fund Solutions Inc.
480 N. Magnolia Avenue, Suite 103
El Cajon, CA 92020

Legal Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
800 Westpoint Pkwy., Ste 1100
Westlake, OH 44145

This report is provided for the general information of the shareholders of the Neiman
Large Cap Value Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/10	FYE 3/31/09
Audit Fees	$14,100	$14,225
Audit-Related Fees	$0	$0
Tax Fees	$1,200	$2,200
All Other Fees	$850	$850

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC. Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 3/31/10	FYE 3/31/09
Registrant	$2,050	$3,050
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neiman Funds

By: /s/ Harvey Neiman
Harvey Neiman
President

Date:            6-4-2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Harvey Neiman
Harvey Neiman
President

Date:            6-4-2010

By: /s/ Daniel Neiman
Daniel Neiman
Chief Financial Officer

Date:             6/4/10